Green Loan Services LLC

c/o SL Green Realty Corp.

One Vanderbilt Avenue

New York, New York 10017

September 5, 2025

BY FEDEX AND EMAIL (IF AVAILABLE)

Citibank, N.A., as Certificate Administrator 388 Greenwich Street New York, New York 10013 Attention: Global Transaction Services- MAD 2019-650M Email: ratingagencynotice@citi.com

Citigroup Commercial Mortgage Securities Inc., as Depositor

388 Greenwich Street, 6th Floor

New York, New York 10013

Attention: Richard Simpson, Raul Orozco, and Ryan M. O’Connor

Email: richard.simpson@citi.com;

ryan.m.oconnor@citi.com

KeyBank National Association, as Servicer 11501 Outlook Street, Suite 300 Overland Park, Kansas 66211 Attn: Michael A. Tilden Email: michael_a_tilden@keybank.com	Wilmington Trust, National Association, as Trustee 1100 North Market Street Wilmington, Delaware 19890 Attention: CMBS Trustee – MAD 2019-650M
3650 REIT Loan Servicing LLC, as prior Special Servicer 2977 McFarlane Road Suite 300 Miami, FL 33133 Attention: Daniel Antonelli Email: dantonelli@3650reit.com	Green Loan Services LLC, as successor Special Servicer One Vanderbilt Avenue New York, NY 10017 Attn: Andrew Falk Email: andrew.falk@slgreen.com

Re: Acknowledgment and Assumption of Proposed Special Servicer for MAD Commercial Mortgage Trust 2019-650M, Commercial Mortgage Pass-Through Certificates, Series 2019-650M

Ladies and Gentlemen:

Reference is made to the Trust and Servicing Agreement (“TSA”) dated as of December 8, 2019, between Citigroup Commercial Mortgage Securities Inc., as Depositor, KeyBank National Association, as Servicer, 3650 REIT Loan Servicing LLC, as successor to LNR Partners, LLC, as Special Servicer, Wilmington Trust, National Association, as Trustee and Custodian, and Citibank, N.A., as Certificate Administrator, and that certain Agreement between Note Holders (the “Co-Lender Agreement”) dated as of November 26, 2019, by and among Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Initial Note A-4 Holder and Initial Note B-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, Initial Note A-5 Holder, and Initial Note B-2 Holder, Barclays Capital Real Estate Inc., as Initial A-3

MAD 2019-650M – Acknowledgement and Assumption of Special Servicer

Holder, Initial Note A-6 Holder, and Initial Note B-3 Holder, and BMO Harris Bank N.A., as Initial Note A-7 Holder and Initial Note B-4 Holder. Capitalized terms used herein shall have their meanings in the TSA or the Co-Lender Agreement unless otherwise defined herein.

Pursuant to Section 7.1(d) of the TSA and Section 6 of the Co-Lender Agreement, Green Loan Services LLC (“GLS”) hereby agrees with all the other parties to the TSA that GLS shall serve as the Special Servicer under the TSA. GLS hereby acknowledges and agrees that, as of the date hereof (the “Effective Date”), it is and shall be a party to the TSA and bound thereby to the full extent indicated therein in the capacity of the Special Servicer, but shall have no liability with respect to any act or omission of any predecessor Special Servicer. GLS hereby accepts all responsibilities, duties, and liabilities of the Special Servicer and assumes the due and punctual performance and observance of each covenant and condition to be performed or observed by the Special Servicer under the TSA and the Co-Lender Agreement from and after the Effective Date.

As of the Effective Date, GLS hereby:

(a)
makes the representations and warranties provided for in Section 2.6 of the TSA mutatis mutandis with all references to “Agreement” in Section 2.6 of the TSA to include this Special Servicer Acknowledgment and Assumption (“Acknowledgment”) in addition to the TSA, except that it (i) is a Delaware limited liability company and (ii) has executed this Acknowledgment in lieu of execution and delivery of the TSA per Section 2.6(a)(iv); and
(b)
represents and warrants that, as of the Effective Date, it satisfies all of the eligibility requirements applicable to the Special Servicer set forth in the TSA and the Co-Lender Agreement and that all preconditions to the appointment of GLS as Special Servicer have been satisfied.

GLS’s address for notices pursuant to Section 11.4 of the TSA is as follows:

Green Loan Services LLC

One Vanderbilt Avenue

New York, New York 10017

Attention: Andrew Falk

Reference: MAD 2019-650M

Email: andrew.falk@slgreen.com

[Signature Page Follows]

MAD 2019-650M – Acknowledgement and Assumption of Special Servicer

Sincerely,

GREEN LOAN SERVICES LLC, a Delaware limited liability company

By: /s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President

MAD 2019-650M – Acknowledgement and Assumption of Special Servicer

Schedule I

Polsinelli 900 West 48th Place, Suite 900 Kansas City, Missouri 64112 Attention: Kraig Kohring Email: kkohring@polsinelli.com

Other Depositor - BBCMS 2020-C7

Barclays Commercial Mortgage Securities LLC

745 Seventh Avenue

New York, New York 10019

Email: RRcmbs@barclays.com

with a copy to:

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Attention: Legal Department

Email: SPLegalNotices@barclays.com

Other Depositor – BBCMS 2020-C6

Barclays Commercial Mortgage Securities LLC

745 Seventh Avenue

New York, New York 10019

Email: RRcmbs@barclays.com

with a copy to:

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Attention: Legal Department

Email: SPLegalNotices@barclays.com

Other Master Servicer - BBCMS 2020-C7

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

Three Wells Fargo

MAC D1050-084

401 South Tryon Street, 8th Floor

Charlotte, North Carolina 28202

Attention: BBCMS 2020-C7 Asset Manager

Email: commercial.servicing@wellsfargo.com

with a copy to:

K&L Gates LLP

300 South Tryon Street

Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

Facsimile Number: (704) 353-3190

Other Master Servicer – BBCMS 2020-C6

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Fax Number: (888) 706-3565

with a copy to:

Other Special Servicer - BBCMS 2020-C7

Rialto Capital Advisors, LLC

200 S. Biscayne Boulevard, Suite 3550

Miami, Florida 33131

Attention: Liat Heller, Jeff Krasnoff, Niral Shah, and Adam Singer

Fax number: (305) 229-6425

Email: liat.heller@rialtocapital.com; jeff.krasnoff@rialtocapital.com;

MAD 2019-650M – Acknowledgement and Assumption of Special Servicer

Stinson LLP 1201 Walnut Street, Suite 2900 Kansas City, Missouri 64106 2150 Fax Number: (816)-412-9338 Attention: Kenda K. Tomes Email: kenda.tomes@stinson.com	niral.shah@rialtocapital.com; adam.singer@rialtocapital.com

Other Special Servicer – BBCMS 2020-C6

K-Star Asset Management LLC

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

Attention: Lindsey Wright

Email: Lindsey.Wright@KKR.com

With a copy to:

Dechert LLP

300 South Tryon Street, Suite 800

Charlotte, North Carolina 28202

Attention: Stewart McQueen

Email: Stewart.McQueen@Dechert.com

Other Certificate Administrator - BBCMS 2020-C7

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – BBCMS 2020-C7

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

Other Certificate Administrator and Trustee – BBCMS 2020-C6

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – BBCMS 2020-C6

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com, and to trustadministrationgroup@wellsfargo.com

Other Trustee - BBCMS 2020-C7

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee BBCMS 2020-C7

with a copy to:

CMBSTrustee@wilmingtontrust.com

Facsimile No.: (302) 636-4140

Other Operating Advisor and the Asset Representations Reviewer – BBCMS 2020-C6 Pentalpha Surveillance LLC 375 N. French Road, Suite 100 Amherst, New York 14228 Attention: BBCMS 2020-C6 Transaction Manager

Other Operating Advisor and the Asset Representations Reviewer - BBCMS 2020-C7

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: BBCMS 2020-C7 - Surveillance Manager (with a copy sent

MAD 2019-650M – Acknowledgement and Assumption of Special Servicer

with a copy sent via email to: notices@pentalphasurveillance.com with BBCMS 2020-C6 in the subject line with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South

Suite 2800

Nashville, Tennessee 37201

Attention: Jay H. Knight

Email: jknight@bassberry.com

contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

Other Depositor – Benchmark 2020-B16

Deutsche Mortgage & Asset Receiving Corporation

1 Columbus Circle

New York, New York 10019

Attention: Lainie Kaye

with a copy via email to: cmbs.requests@db.com

with a copy to:

Cadwalader, Wickersham & Taft LLP

200 Liberty Street

New York, New York 10281

Attention: Anna H. Glick

Other Depositor – Benchmark 2020-B17

J.P. Morgan Chase Commercial Mortgage Securities Corp.

383 Madison Avenue, 8th Floor

New York, New York 10179

Attention: Kunal K. Singh

E-mail: US_CMBS_Notice@jpmorgan.com

with a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

4 New York Plaza, Floor 21

New York, New York 10004-2413

Attention: SPG Legal

E-mail: US_CMBS_Notice@jpmorgan.com

Other Master Servicer - Benchmark 2020-B16

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Facsimile: (888) 706-3565

with a copy to:

Stinson LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Facsimile: (816) 412-9338

Email: kenda.tomes@stinson.com

Other Master Servicer - Benchmark 2020-B17

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Building 82, Suite 300

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head,

Fax number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

MAD 2019-650M – Acknowledgement and Assumption of Special Servicer

Email: kenda.tomes@stinson.com

Other Special Servicer - Benchmark 2020-B16

Argentic Services Company LP

500 North Central Expressway, Suite 261

Plano, Texas 75074

Attention: Andrew Hundertmark and John Mayfield

Email: ahundertmark@argenticservices.com; jmayfield@argenticservices.com

Other Special Servicer - Benchmark 2020-B17

K-Star Asset Management LLC

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

Attention: Lindsey Wright

With a copy to:

Dechert LLP

300 South Tryon Street, Suite 800

Charlotte, North Carolina 28202

Attention: Stewart McQueen

Other Certificate Administrator and Trustee - Benchmark 2020-B16

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention: Corporate Trust Services (CMBS) – BMARK 2020-B16

with copies to:

cts.cmbs.bond.admin@wellsfargo.com; and trustadministrationgroup@wellfargo.com.

Other Certificate Administrator and Trustee - Benchmark 2020-B17

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention: Corporate Trust Services (CMBS)

Benchmark 2020-B17 Mortgage Trust

with a copy to:

Telecopy Number: (410) 715-2380

E-Mail: cts.cmbs.bond.admin@wellsfargo.com, and to trustadministrationgroup@wellsfargo.com

Other Operating Advisor and the Asset Representations Reviewer – Benchmark 2020-B16

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: BMARK 2020-B16 – Surveillance Manager

with a copy sent contemporaneously via email to: cmbs.notices@parkbridgefinancial.com

Other Operating Advisor and the Asset Representations Reviewer – Benchmark 2020-B17

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York 14228

Attention: Benchmark 2020-B17—Transaction Manager

With a copy sent via email to: notices@pentalphasurveillance.com (with Benchmark 2020-B17 in the subject line)

with a copy to:

MAD 2019-650M – Acknowledgement and Assumption of Special Servicer

Bass, Berry & Sims PLC 150 Third Avenue South, Suite 2800 Nashville, Tennessee 37201 Email: jknight@bassberry.com

Other Depositor – Benchmark 2020-IG1

J.P. Morgan Chase Commercial Mortgage Securities Corp.

383 Madison Avenue, 8th Floor

New York, New York 10179

Attention: Kunal K. Singh

E-mail: US_CMBS_Notice@jpmorgan.com

with a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

4 New York Plaza, Floor 21

New York, New York 10004-2413

Attention: SPG Legal

E-mail: US_CMBS_Notice@jpmorgan.com

Other Depositor – CF 2020-P1

CCRE Commercial Mortgage Securities, L.P.

110 East 59th Street

New York, New York 10022

Attention: Legal Department

with an electronic copy by email to notices@ccre.com

with a copy to:

Orrick, Herrington & Sutcliffe LLP

51 West 52nd Street

New York, New York 10019

Attention: Janet Barbiere

Other Master Servicer - Benchmark 2020-IG1

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Building 82, Suite 300

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head,

Fax number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com (and solely with respect to notices under Section 3.13, with a copy to AskMidland@midlandls.com)

with a copy to:

Stinson LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Other Master Servicer – CF 2020-P1

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 300

Building 82

Overland Park, Kansas 66210

Facsimile Number: 888-706-3565

Attention: Executive Vice President – Division Head

with a copy to:

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

Attention: Lisa A. Rosen, Esq.

Facsimile number: 202-637-3593

Email: lisarosen@eversheds-sutherland.com

Other Special Servicer - Benchmark 2020-IG1	Other Special Servicer – CF 2020-P1 Midland Loan Services, a Division of PNC Bank, National Association

MAD 2019-650M – Acknowledgement and Assumption of Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Building 82, Suite 300

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head,

Fax number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com (and solely with respect to notices under Section 3.13, with a copy to AskMidland@midlandls.com)

with a copy to:

Stinson LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

10851 Mastin Street, Suite 300

Building 82

Overland Park, Kansas 66210

Facsimile Number: 888-706-3565

Attention: Executive Vice President – Division Head

with a copy to:

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

Attention: Lisa A. Rosen, Esq.

Facsimile number: 202-637-3593

Email: lisarosen@eversheds-sutherland.com

Other Certificate Administrator and Trustee - Benchmark 2020-IG1

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention: Corporate Trust Services (CMBS)

Benchmark 2020-IG1 Mortgage Trust

with a copy to:

Telecopy Number: (410) 715-2380

E-Mail: cts.cmbs.bond.admin@wellsfargo.com, and to trustadministrationgroup@wellsfargo.com

Other Certificate Administrator and Trustee – CF 2020-P1 Citibank, N.A. 388 Greenwich Street New York, New York 10013 Attention: Global Transaction Services – CF 2020-P1
Other Operating Advisor and the Asset Representations Reviewer – Benchmark 2020-IG1 Park Bridge Lender Services LLC 600 Third Avenue, 40th Floor New York, New York 10016	Other Depositor - CGCMT 2020-GC46 Citigroup Commercial Mortgage Securities Inc. 388 Greenwich Street, 6th Floor New York, New York 10013 Attention: Richard Simpson Fax number: (646) 328-2943

MAD 2019-650M – Acknowledgement and Assumption of Special Servicer

Attention: BMARK 2020-IG1 – Surveillance Manager with a copy sent contemporaneously via email to: cmbs.notices@parkbridgefinancial.com with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Raul Orozco

Fax number: (347) 394-0898

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Fax number: (646) 862-8988

with electronic copies e-mailed to: Richard Simpson at richard.simpson@citi.com and Ryan M. O’Connor at ryan.m.oconnor@citi.com

Other Depositor - CGCMT 2019-C7

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 6th Floor

New York, New York 10013

Attention: Richard Simpson

Fax number: (646) 328-2943

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Raul Orozco

Fax number: (347) 394-0898

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Fax number: (646) 862-8988

with electronic copies e-mailed to: Richard Simpson at richard.simpson@citi.com and

Other Master Servicer - CGCMT 2020-GC46

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 6th Floor

New York, New York 10013

Attention: Richard Simpson

Fax number: (646) 328-2943

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Raul Orozco

Fax number: (347) 394-0898

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Fax number: (646) 862-8988

MAD 2019-650M – Acknowledgement and Assumption of Special Servicer

Ryan M. O’Connor at ryan.m.oconnor@citi.com	with electronic copies e-mailed to: Richard Simpson at richard.simpson@citi.com and Ryan M. O’Connor at ryan.m.oconnor@citi.com

Other Master Servicer - CGCMT 2019-C7

Wells Fargo Bank, National Association,

Commercial Mortgage Servicing,

Three Wells Fargo,

401 South Tryon Street, 8th Floor

MAC D1050-084

Charlotte, North Carolina 28202

Attention: CGCMT 2019-C7 Asset Manager

Fax number: (704) 715-0036

Email: commercial.servicing@wellsfargo.com

with a copy to:

Wells Fargo Bank, National Association

Legal Department

301 South College Street, TW-30, D1053-300

Charlotte, North Carolina 28202-6000

Attention: Commercial Mortgage Servicing Legal Support

Fax number: (704) 383-3663

with a copy to:

K&L Gates LLP

300 S Tryon Street, Suite 1000

Attention: Stacy G. Ackermann

Other Special Servicer - CGCMT 2020-GC46

CWCapital Asset Management LLC

7501 Wisconsin Avenue, Suite 500 West

Bethesda, Maryland 20814

Attention: Legal Department (CGCMT 2020-GC46)

with a copy to:

Email: CWCAMnoticesCGCMT2020-GC46@cwcapital.com

Other Special Servicer - CGCMT 2019-C7

LNR Partners, LLC

1601 Washington Avenue, Suite 700

Miami Beach, Florida 33139

Attention: Heather Bennett and Job Warshaw

with a copy to:

Email: hbennett@lnrpartners.com, jwarshaw@lnrpartners.com and lnr.cmbs.notices@lnrproperty.com

Other Certificate Administrator - CGCMT 2020-GC46 Citibank, N.A. 388 Greenwich Street New York, New York 10013 Attention: Citibank Agency & Trust - CGCMT 2020-GC46 Fax number: (212) 816-5527

MAD 2019-650M – Acknowledgement and Assumption of Special Servicer

Other Certificate Administrator - CGCMT 2019-C7 Citibank, N.A. 388 Greenwich Street New York, New York 10013 Attention: Citibank Agency & Trust - CGCMT 2019-C7 Fax number: (212) 816-5527

Other Trustee - CGCMT 2020-GC46

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee – CGCMT 2020-GC46

Fax number: (302) 636-4140

Email: cmbstrustee@wilmingtontrust.com

Other Trustee - CGCMT 2019-C7 Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890 Fax number: (302) 636-4140 Email: cmbstrustee@wilmingtontrust.com

Other Operating Advisor and the Asset Representations Reviewer - CGCMT 2020-GC46

Park Bridge Lender Services LLC

600 Third Avenue, 40th floor

New York, New York 10016

Attention: CGCMT 2020-GC46 – Surveillance Manager

with copies sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com

Other Operating Advisor and the Asset Representations Reviewer - CGCMT 2019-C7

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York 14228

Attention: CGCMT 2019-C7

With a copy sent via email to: notices@pentalphasurveillance.com (with Citigroup Commercial Mortgage Trust 2019-C7 in the subject line)

with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South, Suite 2800

Nashville, Tennessee 37201

Email: jknight@bassberry.com

Other Depositor – GSMS 2020-GC47

GS Mortgage Securities Corporation II

200 West Street

New York, New York 10282

Attention: Scott Epperson

E-mail: scott.epperson@gs.com and gs-refgsecuritization@gs.com with a copy to:

E-mail: gs-refglegal@gs.com

Other Depositor - GSMS 2020-GC45 GS Mortgage Securities Corporation II 200 West Street New York, New York 10282 Attention: Scott Epperson E-mail: scott.epperson@gs.com and gs-refgsecuritization@gs.com	Other Master Servicer – GSMS 2020-GC47 Wells Fargo Bank, National Association Commercial Mortgage Servicing Three Wells Fargo 401 South Tryon Street, 8th Floor MAC D1050-084

MAD 2019-650M – Acknowledgement and Assumption of Special Servicer

with a copy to: E-mail: gs-refglegal@gs.com

Charlotte, North Carolina 28202

Attention: GSMS 2020-GC47 Asset Manager

Facsimile number: (704) 715-0036

Email: commercial.servicing@wellsfargo.com

with a copy to:

Wells Fargo Bank, National Association Legal Department

301 S. College St., TW-30

Charlotte, North Carolina 28202

Attention: Commercial Mortgage

Reference: GSMS 2020-GC47

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

Reference: GSMS 2020-GC47

Other Master Servicer - GSMS 2020-GC45

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street

Building 82, Suite 300

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Telecopy number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Other Special Servicer – GSMS 2020-GC47

KeyBank National Association,

11501 Outlook Street, Suite 300

Overland Park, Kansas 66211

Attention: Alan Williams

(877) 379-1625

Email: Keybank_notices@keybank.com

with a copy to:

Polsinelli PC

900 West 48th Place, Suite 900

Kansas City, Missouri 64112

Attn: Kraig Kohring

Fax Number: (816) 753-1536

with respect to any email notices set forth in this Agreement, email notices to: keybank_notices@keybank.com

Other Special Servicer - GSMS 2020-GC45 K-Star Asset Management LLC 5949 Sherry Lane, Suite 950 Dallas, Texas 75225	Other Certificate Administrator – GSMS 2020-GC47 Wells Fargo Bank, National Association, c/o Computershare Trust Company, National Association, as Agent

MAD 2019-650M – Acknowledgement and Assumption of Special Servicer

Attention: Lindsey Wright With a copy to: Dechert LLP 300 South Tryon Street, Suite 800 Charlotte, North Carolina 28202 Attention: Stewart McQueen

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention: Corporate Trust Services (CMBS)

GS Mortgage Securities Trust 2020-GC47

Fax number: (410) 715-2380

with a copy to:

E-Mail: cts.cmbs.bond.admin@wellsfargo.com, and to

trustadministrationgroup@wellsfargo.com

Other Certificate Administrator and Trustee - GSMS 2020-GC45

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – GSMS 2020-GC45

with a copy to: cts.cmbs.bond.admin@wellsfargo.com,

and to trustadministrationgroup@wellsfargo.com

Other Trustee – GSMS 2020-GC47

Wilmington Trust, National Association

100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee GSMS 2020-GC47

with a copy to:

CMBSTrustee@wilmingtontrust.com

Facsimile No.: (302) 636-4140

Other Operating Advisor and the Asset Representations Reviewer - GSMS 2020-GC45

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York 14228

Attention: GSMS 2020-GC45 Transaction Manager

With a copy sent via e-mail to: notices@pentalphasurveillance.com with GSMS 2020-GC45 in the subject line with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South, Suite 2800

Nashville, Tennessee 37201

Attention: Jay H. Knight

E-mail: jknight@bassberry.com

Other Operating Advisor and the Asset Representations Reviewer – GSMS 2020-GC47

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: GS 2020-GC47-Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

MAD 2019-650M – Acknowledgement and Assumption of Special Servicer

Other Depositor - WFCM 2020-C55

Wells Fargo Commercial Mortgage Securities, Inc.

c/o Wells Fargo Securities, LLC

30 Hudson Yards, 15th Floor

New York, New York 10001

Attention: A.J. Sfarra

cmbsnotices@wellsfargo.com

with a copy to:

Troy B. Stoddard, Esq.

Wells Fargo Legal Department, D1050-266

401 S Tryon Street, 26th Street

Charlotte, North Carolina 28202

Other Depositor - WFCM 2020-C56

Wells Fargo Commercial Mortgage Securities, Inc.

c/o Wells Fargo Securities, LLC

30 Hudson Yards, 15th Floor

New York, New York 10001

Attention: A.J. Sfarra

cmbsnotices@wellsfargo.com

with a copy to:

Troy B. Stoddard, Esq.

Wells Fargo Legal Department, D1086-341

550 South Tryon Street, 34th Floor

Charlotte, North Carolina 28202

Other Master Servicer - WFCM 2020-C55

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

MAC D1086-23A

550 South Tryon Street, 23rd Floor

Charlotte, North Carolina 28202

Attention: WFCM 2020-C55 Asset Manager

Email: commercial.servicing@wellsfargo.com

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

Facsimile Number: (704) 353-3190

Other Master Servicer - WFCM 2020-C56

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

Three Wells Fargo

MAC D1050 084

401 South Tryon Street, 8th Floor

Charlotte, North Carolina 28202

Attention: WFCM 2020-C56 Asset Manager

Email: commercial.servicing@wellsfargo.com

with a copy to:

Mayer Brown LLP

300 S Tryon Street, Suite 1800

Charlotte, North Carolina 28202

Attention: Christopher J. Brady, Esq.

Other Special Servicer - WFCM 2020-C55

Rialto Capital Advisors, LLC

200 S. Biscayne Blvd., Suite 3550

Miami, Florida 33131

Attention: Liat Heller, Jeff Krasnoff, Niral Shah, and Adam Singer

Facsimile number: (305) 229-6425

E-mail: liat.heller@rialtocapital.com; jeff.krasnoff@rialtocapital.com; niral.shah@rialtocapital.com and adam.singer@rialtocapital.com

Other Special Servicer - WFCM 2020-C56

K-Star Asset Management LLC

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

Attention: Lindsey Wright

Dechert LLP

300 South Tryon Street, Suite 800

Charlotte, North Carolina 28202

Attention: Stewart McQueen

MAD 2019-650M – Acknowledgement and Assumption of Special Servicer

Other Certificate Administrator - WFCM 2020-C55

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – WFCM 2020-C55

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

Other Certificate Administrator - WFCM 2020-C56

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – WFCM 2020-C56

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

Other Trustee - WFCM 2020-C55

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee WFCM 2020-C55

with a copy to:

CMBSTrustee@wilmingtontrust.com

Facsimile No.: (302) 636-4140

Other Trustee - WFCM 2020-C56

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee WFCM 2020-C56

with a copy to:

CMBSTrustee@wilmingtontrust.com

Facsimile No.: (302) 636 4140

Other Operating Advisor and the Asset Representations Reviewer - WFCM 2020-C55

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: WFCM 2020-C55 - Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com

Other Operating Advisor and the Asset Representations Reviewer - WFCM 2020-C56

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York, 14228

Attention: WFCM 2020-C56 Transaction Manager

with a copy sent via email to: notices@pentalphasurveillance.com with WFCM 2020-C56 in the subject line with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South, Suite 2800

Attention: Jay H. Knight

Email: jknight@bassberry.com

MAD 2019-650M – Acknowledgement and Assumption of Special Servicer